Filed Pursuant to Rule 497(e)
1933 Act File No. 033-52154
1940 Act File No. 811-07168

Hennessy Stance ESG ETF

NYSE Arca, Inc.: STNC

April 26, 2024

Supplement to the Statutory Prospectus dated February 28, 2024

Effective as of April 22, 2024, Ryan Dofflemeyer is no longer a Portfolio Manager of the Hennessy Stance ESG ETF. Effective as of the same date, Austin Wen, CFA, has been added as a Portfolio Manager of the Hennessy Stance ESG ETF. As a result, the second paragraph of the “Portfolio Managers” section of the prospectus is replaced in its entirety as follows:

Portfolio Managers

The Vident team, which comprises Rafael Zayas, CFA, and Austin Wen, CFA, is primarily responsible for selecting broker-dealers to execute purchase and sale transactions for the Fund, as instructed by Stance Capital. Mr. Zayas has served as a Portfolio Manager of the Fund since its inception in March 2021 and Mr. Wen has served as a Portfolio Manager of the Fund since April 2024. Mr. Zayas also serves as a Senior Vice President, Head of Portfolio Management and Trading at Vident.

In addition, in the section “Portfolio Managers Employed by Vident” under the heading “Management of the Funds,” the paragraph titled “Ryan Dofflemeyer” is replaced in its entirety as follows:

Austin Wen, CFA, has served as a Portfolio Manager of the Hennessy Stance ESG ETF since April 2024. Mr. Wen has over a decade of investment experience. At Vident, Mr. Wen specializes in portfolio management and trading of equity, derivative, and commodities-based portfolios, as well as risk monitoring and investment analysis. Previously, he was a financial analyst for Vident Financial, focusing on the development and review of various investment solutions. He began his career as a State Examiner for the Georgia Department of Banking and Finance. Mr. Wen obtained a BA in Finance from the University of Georgia and holds the Chartered Financial Analyst designation.

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